Intangible Assets, Net	12 Months Ended
Mar. 31, 2026
Intangible Assets, Net [Abstract]
Intangible assets, net
9.	Intangible assets, net

Intangible assets of the Company were mainly as follows:

	As of March 31,	As of March 31,
	2025	2026
	RMB	RMB

Cost:
Trademark	482	469
License	3,530	-
Dealership	31,717	-
Total cost	35,729	469
Less: Accumulated amortization	(21,058)	(375)
Intangible assets, net	14,671	94

License and dealership resulting from the business combinations completed during the year ended March 31,2021 have been allocated to the single reporting unit of the Company. The total carrying amount of intangible assets resulting from the business combinations were RMB14.7 million and RMB 0.1 million as of March 31, 2025 and 2026, respectively. The decrease was primarily due to the deconsolidation of Nanjing Xingmu Biotechnology Co., Ltd. (“Nanjing Xingmu”) (see Note 15(a)). The license and dealership were originally recognized from the business combination with Nanjing Xingmu and were derecognized upon the deconsolidation.

The total amortization expenses of the intangible assets charged to the consolidated statements of operations and comprehensive loss amounted to approximately RMB3.7 million, RMB3.2 million and RMB 0.04 million for the years ended March 31, 2024, 2025 and 2026, respectively.

The annual estimated amortization expense for intangible assets subject to amortization for the succeeding five years is as follows:

	As of March 31,
	2027	2028	2029	2030	2031
Amortization expenses	37	22	7	7	7